                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 23, 2003


                         Union Pacific Railroad Company
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                     1-6146                        94-6001323
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 (STATE OR OTHER                (COMMISSION                  (I.R.S. EMPLOYER
 JURISDICTION OF                FILE NUMBER)                 IDENTIFICATION NO.)
 INCORPORATION)

   1416 Dodge Street, Omaha, Nebraska                               68179
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5000


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 23, 2003, Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, issued a press release announcing Union Pacific Corporation's financial results for the third quarter of 2003. A copy of the press release is being furnished as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003


                                 UNION PACIFIC RAILROAD COMPANY


                                 By: /s/ James R. Young
                                     -------------------------------------------
                                     James R. Young
                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------
99       Press Release dated October 23, 2003 announcing Union Pacific
         Corporation's financial results for the third quarter of 2003.